SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2003

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                011-15167             04-2836871
            --------                ---------             ----------
    (State of Incorporation)     (Commission File      (I.R.S. Employer
                                      Number)         Identification Number)

          11 Hurley Street, Cambridge, Massachusetts         02141
          ------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code: 617-234-6500


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          99.1 Press Release issued by Biopure Corporation on May 22, 2003, filed herewith.

ITEM 9.   REGULATION FD DISCLOSURE

          The information required by Item 12. Results of Operations and Financial Condition is being provided under Item 9 pursuant to SEC guidance set forth in SEC Release No. 33-8216.

          The information included in this section is intended to be furnished pursuant to Item 12. Results of Operations and Financial Condition. Such information, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

          On May 22, 2003, Biopure Corporation issued a press release (the "Press Release") announcing its results of operations for the quarter ended April 30, 2003. A copy of the Press Release is attached hereto as Exhibit 99.1.


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        BIOPURE CORPORATION


Date:  May 22, 2003                     By:  /s/ Ronald F. Richards
                                             ----------------------
                                             Ronald F. Richards
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

99.1. Press Release issued by Biopure Corporation on May 22, 2003, filed herewith.